UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2005

THE SERVICEMASTER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-14762 (Commission File Number)	36-3858106 (I.R.S. Employer Identification Number)

3250 Lacey Road, Suite 600, Downers Grove, Illinois (Address of Principal Executive Offices)		60515 (Zip Code)

Registrant’s telephone number, including area code: (630) 663-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a - 12)

|_|	Pre-commencement communications pursuant to Rule 14d - 2(b) under the Exchange Act (17 CFR 240.14d(b))

|_|	Pre-commencement communications pursuant to Rule 13e - 4(c) under the Exchange Act (17 CFR 240.13e - 4(c))

Item 7.01 Regulation FD Disclosure

         On September 13, 2005, Jonathan Ward, Chairman and Chief Executive Officer, Ernest Mrozek, President and Chief Financial Officer, and other officers of The ServiceMaster Company (the “Company”) will make the presentation attached as Exhibit 99.1 at its Investor Meeting which will be held in New York City at 8:00 a.m. (EDT). The Company’s presentation will be broadcast live and can be accessed at the Company’s website at www.svm.com. The presentation will be archived on its website for 12 months.

         The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

99.1	Investor Presentation.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2005	THE SERVICEMASTER COMPANY By: /s/ Jim L. Kaput —————————————— Jim L. Kaput Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Investor Presentation.